SUBSEQUENT EVENTS	6 Months Ended
Jun. 30, 2023
Subsequent Events [Abstract]
SUBSEQUENT EVENTS	SUBSEQUENT EVENTS
On August 17, 2023, the Board of Directors declared a dividend of $0.24 per share which is payable in cash on or around September 29, 2023 to shareholders of record on September 14, 2023.

In August 2023, the Company signed a contract with Equinor Canada Ltd. for the harsh environment semi-submersible rig Hercules. The contract is for one well plus one optional well and is expected to commence in the second quarter of 2024. The contract has a duration of approximately 200 days including transit time to and from Canada. Odfjell Drilling will manage the rig on behalf of the Company under the contract. The rig is expected to start mobilizing towards Canada immediately after completing the Galp Energia contract in Namibia.

In August 2023, the Company sold and delivered the VLCC, Landbridge Wisdom, to Landbridge following exercise of the applicable purchase option in the charter contract. Sales proceeds totaling $52.0 million were received from Landbridge in connection with the transaction.

Subsequent to quarter end, the Company acquired a further aggregate amount of 566,378 shares at a total cash outlay of $5.3 million under the share repurchase program.